EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Clean Power Technologies Inc.  (the “Company”) on Form 10-KSB for the period ended August 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane Glatfelter, Chief Financial Officer and Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 11, 2007

By: /s/ Diane Glatfelter

Name: Diane Glatfelter

Title:   Chief Financial Officer (Principal Financial Officer)